SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C. 20549

                             Form 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

              Date of Report (Date of earliest event
                     reported) March 27, 1998


                GE CAPITAL MORTGAGE SERVICES, INC.
          (as Seller and Servicer under the Pooling and
         Servicing Agreement, dated as of March 1, 1998,
         providing for the issuance of REMIC Multi-Class
            Pass-Through Certificates, Series 1998-6).



                GE Capital Mortgage Services, Inc.
      (Exact name of registrant as specified in its charter)

   New Jersey                33-5042             21-0627285
-----------------------------------------------------------------
 (State or other           (Commission         (I.R.S. Employer
 jurisdiction of            File Number)      Identification No.)
  incorporation)



                      Three Executive Campus
                  Cherry Hill, New Jersey 08002
        (Address of Principal Executive Office) (Zip Code)



             Registrant's telephone number, including
                     area code (609) 661-6100

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

General.
On March 27, 1998 GE Capital Mortgage Services, Inc. ("GECMSI") offered to investors certain classes of its REMIC Multi-Class Pass-Through Certificates, Series 1998-6 (the "Certificates"), consisting of two groups of Certificates (the "Pool 1 Certificates" and the "Pool 2 Certificates"), each evidencing beneficial ownership interests in a single trust fund (the "Trust Fund"). The assets of the Trust Fund consist primarily of two pools ("Pool 1" and "Pool 2", respectively, and each a "Mortgage Pool") of conventional, one- to four-family residential loans (the "Mortgage Loans"). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Prospectus dated March 19, 1998 as supplemented by the Prospectus Supplement dated March 23, 1998.

Pool 1
The original principal balance of each Class of the Pool 1
Certificates is as follows:

               Class 1-A1          $129,136,000.00
               Class 1-A2           $32,504,000.00
               Class 1-A3            $8,050,050.00
               Class 1-A4            $2,683,350.00
               Class 1-A5            $4,100,000.00
               Class 1-A6           $18,080,000.00
               Class 1-PO              $181,866.65
               Class 1-M             $3,753,000.00
               Class 1-B1            $1,623,000.00
               Class 1-B2              $913,000.00
               Class 1-B3              $811,000.00
               Class 1-B4              $405,700.00
               Class 1-B5              $608,284.90
               Class R                     $100.00
                                   ---------------
                   Total :         $202,849,351.55


The initial Pool 1 Junior Percentage and Pool 1 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 1 Bankruptcy Loss Amount," the "Pool 1 Fraud Loss Amount" and the "Pool 1 Special Hazard Loss Amount" as of the initial issuance of the Certificates are approximately $100,000, $2,028,494 and $2,423,228, respectively, representing approximately 0.05%, 1.00%, and 1.19%, respectively, of the aggregate Scheduled Principal Balances of the Pool 1 Mortgage Loans as of March 1, 1998 (the "Cut-off Date").

Pool 2

The original principal balance of each Class of the Pool 2
Certificates is as follows:

               Class 2-A1            $3,250,000.00
               Class 2-A2           $80,195,000.00
               Class 2-A3          $126,000,000.00
               Class 2-A4           $21,909,000.00
               Class 2-A5           $16,135,000.00
               Class 2-A6           $24,879,000.00
               Class 2-A7            $8,293,000.00
               Class 2-A8           $32,500,000.00
               Class 2-PO              $171,871.97
               Class 2-M             $6,038,000.00
               Class 2-B1            $2,611,000.00
               Class 2-B2            $1,469,000.00
               Class 2-B3            $1,305,500.00
               Class 2-B4              $652,750.00
               Class 2-B5              $979,293.09
                                   ---------------
                   Total :         $326,388,415.06


The initial Pool 2 Junior Percentage and Pool 2 Senior Percentage are approximately 4.00% and 96.00%, respectively. The "Pool 2 Bankruptcy Loss Amount," the "Pool 2 Fraud Loss Amount" and the "Pool 2 Special Hazard Loss Amount" as of the initial issuance of the Certificates are approximately $107,807, $3,263,884 and $4,197,625, respectively, representing approximately 0.03%, 1.00%, and 1.29%, respectively, of the aggregate Scheduled Principal Balances of the Pool 2 Mortgage Loans as of March 1, 1998 (the "Cut-off Date").

Description of the Mortgage Pools and the Mortgaged Properties

Pool 1

Pool 1 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 1 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $202,849,351.55.

The interest rates (the "Mortgage Rates") borne by the 651 Pool 1 Mortgage Loans conveyed by GECMSI range from 6.500% to 8.750% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4486% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 1 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 1 Mortgage Loans ranged from $45,000.00 to $942,000.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 1 Mortgage Loans is $311,596.55, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 1 Mortgage Loan is April 1994, and the latest scheduled maturity date of any such Mortgage Loan is March 2028. The weighted average loan-to-value ratio of the Pool 1 Mortgage Loans as of the Cut-off Date in Pool 1998-6 is 75.0331%.

The Pool 1 Mortgage Loans have the following characteristics as of the Cut-off Date.

a) The following table sets forth information, as of the Cut-off Date, with respect to the Mortgage Rates borne by the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.5000%            1            $173,343.15           0.0855%
      6.6250%            1            $395,550.00           0.1950%
      6.7500%            9          $2,649,370.96           1.3061%
      6.8750%           15          $3,996,626.94           1.9702%
      7.0000%           25          $7,890,079.22           3.8896%
      7.1250%           42         $13,187,246.03           6.5010%
      7.2500%          108         $32,813,521.23          16.1763%
      7.3750%           94         $30,738,443.27          15.1533%
      7.5000%          179         $55,527,811.97          27.3741%
      7.6250%           66         $21,020,552.56          10.3626%
      7.7500%           56         $16,877,526.10           8.3202%
      7.8750%           28          $9,063,148.64           4.4679%
      8.0000%           17          $5,309,599.45           2.6175%
      8.1250%            3            $763,297.66           0.3763%
      8.2500%            4          $1,498,886.25           0.7389%
      8.3750%            1            $455,431.16           0.2245%
      8.7500%            2            $488,916.96           0.2410%
                     -----        ---------------         ---------
        Total          651        $202,849,351.55         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 1 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150       53       $8,230,026.23          4.0572%
    $227,151  -  250,000      120      $28,754,478.92         14.1753%
    $250,001  -  300,000      211      $57,779,043.51         28.4837%
    $300,001  -  350,000      100      $32,482,362.01         16.0130%
    $350,001  -  400,000       64      $24,055,309.91         11.8587%
    $400,001  -  450,000       38      $16,141,240.07          7.9573%
    $450,001  -  600,000       55      $28,585,388.78         14.0919%
    $600,001  -  650,000        8       $5,089,654.08          2.5091%
   $650,001  - 1,000,000+       2       $1,731,848.04          0.8538%
                            -----     ---------------        ---------
                  Total       651     $202,849,351.55        100.0000%

The largest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance as of the Cut-off Date, is $941,335.15.

The smallest outstanding Pool 1 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $44,939.42.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1994            2            $633,068.76           0.3121%
         1996            1            $261,734.68           0.1290%
         1997          145         $45,138,735.00          22.2523%
         1998          503        $156,815,813.11          77.3066%
                     -----        ---------------         ---------
        Total          651        $202,849,351.55         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 1 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        26       $9,315,706.87          4.5924%
      50.001  -   60.00        31       $8,953,908.89          4.4141%
      60.001  -   70.00        81      $28,268,109.13         13.9355%
      70.001  -   75.00       114      $37,002,031.41         18.2411%
      75.001  -   80.00       294      $90,595,135.88         44.6614%
      80.001  -   85.00        18       $5,371,615.91          2.6481%
      85.001  -   90.00        51      $14,943,188.92          7.3666%
      90.001  -   95.00        36       $8,399,654.54          4.1408%
      95.001  -  100.00         0               $0.00          0.0000%
                            -----     ---------------        ---------
            Total             651     $202,849,351.55        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              600        $187,642,803.23          92.5035%
Single-family
 attached               20          $6,035,293.05           2.9753%
Condominium             20          $5,002,864.49           2.4663%
2 - 4 Family Units      11          $4,168,390.78           2.0549%
Co-Op                    0                  $0.00           0.0000%
                     -----        ---------------         ---------
Total                  651        $202,849,351.55         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 1 Mortgage Loans as represented by mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied         643        $200,686,938.54          98.9339%
Vacation                 5          $1,759,650.22           0.8675%
Investment               3            $402,762.79           0.1986%
                     -----        ---------------         ---------
Total                  651        $202,849,351.55         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  4          $1,180,444.73           0.5819%
Arizona                  7          $1,927,371.10           0.9501%
Arkansas                 1            $240,000.00           0.1183%
California             313        $100,760,693.96          49.6729%
Colorado                13          $4,034,436.61           1.9889%
Connecticut             10          $2,997,173.62           1.4775%
Delaware                 1            $270,000.00           0.1331%
District of Columbia     6          $2,130,294.36           1.0502%
Florida                 15          $4,659,181.47           2.2969%
Georgia                 22          $6,675,184.47           3.2907%
Hawaii                   1            $594,500.00           0.2931%
Iowa                     1            $306,772.16           0.1512%
Illinois                17          $4,385,248.66           2.1618%
Indiana                  2            $735,735.00           0.3627%
Kansas                   1            $227,789.12           0.1123%
Louisiana                4          $1,074,522.73           0.5297%
Maine                    1            $243,400.00           0.1200%
Massachusetts           36         $10,002,339.99           4.9309%
Maryland                37         $11,610,554.88           5.7239%
Michigan                 2            $774,913.75           0.3820%
Minnesota                3            $789,304.21           0.3891%
Mississippi              1            $266,003.35           0.1311%
Missouri                 8          $2,545,104.65           1.2547%
Nebraska                 1            $342,000.00           0.1686%
North Carolina           9          $2,930,156.44           1.4445%
New Hampshire            1            $267,440.95           0.1318%
New Jersey              21          $6,103,155.46           3.0087%
New Mexico               2            $458,310.53           0.2259%
Nevada                   5          $1,588,325.47           0.7830%
New York                 8          $2,688,412.52           1.3253%
Ohio                     5          $1,416,303.24           0.6982%
Oklahoma                 2            $599,792.19           0.2957%
Oregon                   8          $2,898,510.44           1.4289%
Pennsylvania            14          $4,693,312.16           2.3137%
Rhode Island             1            $295,751.32           0.1458%
South Carolina           4          $1,170,718.95           0.5771%
Tennessee                2            $929,046.63           0.4580%
Texas                   23          $6,338,685.46           3.1248%
Utah                     2            $691,350.63           0.3408%
Virginia                28          $8,108,897.23           3.9975%
Vermont                  2            $492,999.72           0.2430%
Washington               7          $2,405,213.39           1.1857%
                     -----        ---------------         ---------
Total                  651        $202,849,351.55         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     1 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2017            1            $227,789.12           0.1123%
         2018            2            $370,587.42           0.1827%
         2023            1            $319,000.00           0.1573%
         2024            2            $633,068.76           0.3121%
         2025            1            $398,685.08           0.1965%
         2026            2            $872,038.19           0.4299%
         2027           33         $10,133,259.91           4.9955%
         2028          609        $189,894,923.07          93.6137%
                     -----        ---------------         ---------
        Total          651        $202,849,351.55         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 1 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 1
     Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               258         $76,743,703.27          37.8329%
Rate Term/Refinance    323        $103,108,198.47          50.8299%
Cash-out Refinance      70         $22,997,449.81          11.3372%
                     -----        ---------------         ---------
Total                  651        $202,849,351.55         100.0000%

Pool 2

Pool 2 consists primarily of fixed-rate, fully-amortizing conventional Mortgage Loans (the "Pool 2 Mortgage Loans") evidenced by Mortgage Notes which have original maturities of 20 to 30 years and an aggregate outstanding Scheduled Principal Balance as of the Cut-off Date, after deducting payments of principal due on or before such date and prepayments of principal received before such date, of $326,388,415.06.

The interest rates (the "Mortgage Rates") borne by the 1,038 Pool 2 Mortgage Loans conveyed by GECMSI range from 6.6250% to 9.0000% and the weighted average Mortgage Rate as of the Cut-off Date is 7.4647% per annum (all weighted averages in this filing are weighted by aggregate outstanding Scheduled Principal Balance of all Pool 2 Mortgage Loans as of the Cut-off Date). At origination, the principal balances of the Pool 2 Mortgage Loans ranged from $91,500.00 to $813,500.00, and, as of the Cut-off Date, the average outstanding Scheduled Principal Balance of the Pool 2 Mortgage Loans is $314,439.71, after application of principal payments due on or before the Cut-off Date and prepayments of principal received before such date. The earliest origination date of any Pool 2 Mortgage Loan is July 1993, and the latest scheduled maturity date of any such Mortgage Loan is March 2028. The weighted average loan-to-value ratio of the Pool 2 Mortgage Loans as of the Cut-off Date is 75.0138%.

The Pool 2 Mortgage Loans have the following characteristics as of the Cut-off Date.

a)   Thefollowing table sets forth information, as of the Cut-off
     Date, with respect to the Mortgage Rates borne by the Pool 2
     Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
     MORTGAGE         # OF                  AS OF         AGGREGATE
        RATES        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
      6.6250%            3          $1,044,320.53           0.3200%
      6.7500%            3          $1,459,877.57           0.4473%
      6.8750%           16          $4,605,230.59           1.4110%
      7.0000%           53         $16,995,004.77           5.2070%
      7.0500%            1            $227,377.89           0.0697%
      7.1250%           75         $23,779,300.31           7.2856%
      7.2000%            2            $484,732.65           0.1485%
      7.2500%          154         $49,401,990.81          15.1360%
      7.3750%          129         $38,990,858.05          11.9462%
      7.4000%            3          $1,068,236.20           0.3273%
      7.4500%            1            $273,987.34           0.0839%
      7.5000%          242         $77,562,871.80          23.7637%
      7.5500%            2            $761,079.44           0.2332%
      7.6000%            4          $1,311,342.36           0.4018%
      7.6250%          181         $56,430,491.09          17.2892%
      7.6500%            7          $2,228,393.27           0.6827%
      7.7000%            3            $851,779.82           0.2610%
      7.7500%           79         $23,689,013.21           7.2579%
      7.8000%            8          $2,533,272.38           0.7762%
      7.8750%           26          $7,490,763.39           2.2950%
      7.9000%            2            $813,880.21           0.2494%
      8.0000%           16          $4,219,154.24           1.2927%
      8.0500%            1            $251,194.86           0.0770%
      8.1250%            5          $1,096,949.44           0.3361%
      8.2500%           13          $4,869,912.13           1.4921%
      8.3750%            3          $1,545,768.97           0.4736%
      8.5000%            2            $933,200.04           0.2859%
      8.6250%            1            $475,435.92           0.1457%
      8.7500%            1            $246,628.05           0.0756%
      9.0000%            2            $746,367.73           0.2287%
                     -----        ---------------         ---------
        Total        1,038        $326,388,415.06         100.0000%

b) The following table sets forth information, as of the Cut-off Date, with respect to the original principal balances of the Pool 2 Mortgage Loans:

                                            AGGREGATE             % OF
                                             BALANCES          POOL BY
          ORIGINAL           # OF               AS OF        AGGREGATE
          BALANCES          LOANS        CUT-OFF DATE          BALANCE
          --------          -----        ------------        ---------
         $ 0  -  227,150       78      $13,716,222.76          4.2024%
    $227,151  -  250,000      158      $37,797,412.35         11.5805%
    $250,001  -  300,000      358      $98,680,087.15         30.2339%
    $300,001  -  350,000      189      $61,192,181.80         18.7483%
    $350,001  -  400,000      102      $38,209,843.84         11.7069%
    $400,001  -  450,000       55      $23,197,143.95          7.1072%
    $450,001  -  600,000       73      $37,239,846.41         11.4097%
    $600,001  -  650,000       23      $14,750,801.01          4.5194%
   $650,001  - 1,000,000+       2       $1,604,875.79          0.4917%
                            -----     ---------------        ---------
                  Total     1,038     $326,388,415.06        100.0000%

The largest outstanding Pool 2 Mortgage Loan Scheduled Principal
Balance, as of the Cut-off Date, is $813,500.00.

The smallest outstanding Pool 2 Scheduled Principal Balance, as of the Cut-off Date, is $91,500.00.

c) The following table sets forth information, as of the Cut-off Date, with respect to the years of origination of the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
  ORIGINATION        LOANS           CUT-OFF DATE           BALANCE
  -----------        -----           ------------         ---------
         1993            1            $311,904.66           0.0956%
         1995            1            $314,235.76           0.0963%
         1996            1            $216,948.90           0.0665%
         1997          235         $71,535,722.25          21.9174%
         1998          800        $254,009,603.49          77.8242%
                     -----        ---------------         ---------
        Total        1,038        $326,388,415.06         100.0000%

d) The following table sets forth information, as of the Cut-off Date, with respect to the loan-to-value ratios of the Pool 2 Mortgage Loans at origination:

            LOAN-                           AGGREGATE             % OF
          TO-VALUE                           BALANCES          POOL BY
          RATIO AT           # OF               AS OF        AGGREGATE
         ORIGINATION        LOANS        CUT-OFF DATE          BALANCE
         -----------        -----        ------------        ---------
      00.000  -   50.00        35      $11,690,977.92          3.5819%
      50.001  -   60.00        52      $16,751,062.50          5.1322%
      60.001  -   70.00       142      $49,910,068.77         15.2916%
      70.001  -   75.00       203      $68,358,122.90         20.9438%
      75.001  -   80.00       449     $135,747,983.48         41.5911%
      80.001  -   85.00        21       $5,952,790.65          1.8238%
      85.001  -   90.00        71      $21,195,363.04          6.4939%
      90.001  -   95.00        65      $16,782,045.80          5.1417%
      95.001  -  100.00         0               $0.00          0.0000%
                            -----     ---------------        ---------
            Total           1,038     $326,388,415.06        100.0000%

e) The following table sets forth information, as of the Cut-off Date, with respect to the type of Mortgaged
     Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
TYPE OF               # OF                  AS OF         AGGREGATE
DWELLING             LOANS           CUT-OFF DATE           BALANCE
--------             -----           ------------         ---------
Single-family
 detached              933        $293,954,240.90          90.0627%
Single-family
 attached               43         $13,643,735.07           4.1802%
Condominium             47         $13,384,519.75           4.1008%
2 - 4 Family Units      15          $5,405,919.34           1.6563%
Co-Op                    0                  $0.00           0.0000%
                     -----        ---------------         ---------
Total                1,038        $326,388,415.06         100.0000%

f) The following table sets forth information, as of the Cut-off Date, with respect to the occupancy status of the Mortgaged Properties securing the Pool 2 Mortgage Loans as represented by the mortgagors at origination:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
OCCUPANCY            LOANS           CUT-OFF DATE           BALANCE
---------            -----           ------------         ---------
Owner Occupied        1031        $323,969,232.23          99.2588%
Vacation                 7          $2,419,182.83           0.7412%
Investment               0                  $0.00           0.0000%
                     -----        ---------------         ---------
Total                1,038        $326,388,415.06         100.0000%

g) The following table sets forth information, as of the Cut-off Date, with respect to the geographic distribution of the Mortgaged Properties securing the Pool 2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
                      # OF                  AS OF         AGGREGATE
STATE                LOANS           CUT-OFF DATE           BALANCE
-----                -----           ------------         ---------
Alabama                  4          $1,299,718.99           0.3982%
Arizona                 17          $4,932,194.26           1.5111%
California             655        $210,705,291.63          64.5567%
Colorado                13          $3,855,605.50           1.1813%
Connecticut              9          $3,015,892.91           0.9240%
District of Columbia     2            $579,372.94           0.1775%
Florida                 25          $6,597,786.89           2.0215%
Georgia                  5          $1,651,992.95           0.5061%
Hawaii                   7          $2,274,198.66           0.6968%
Iowa                     2            $522,902.40           0.1602%
Illinois                23          $7,440,379.63           2.2796%
Kansas                   1            $340,100.00           0.1042%
Louisiana                2          $1,148,000.00           0.3517%
Massachusetts           35         $11,277,816.22           3.4553%
Maryland                31          $8,407,949.04           2.5761%
Michigan                 6          $1,601,091.88           0.4905%
Minnesota                5          $1,507,389.02           0.4618%
Mississippi              1            $359,463.99           0.1101%
Missouri                 8          $2,682,105.48           0.8218%
North Carolina           6          $1,697,523.82           0.5201%
New Jersey              21          $6,446,340.82           1.9751%
New Mexico               5          $1,414,014.64           0.4332%
Nevada                   7          $2,215,530.90           0.6788%
New York                29         $10,394,024.25           3.1846%
Ohio                     1            $282,789.97           0.0866%
Oklahoma                 2            $446,384.23           0.1368%
Oregon                  17          $4,888,360.13           1.4977%
Pennsylvania            13          $4,017,701.28           1.2310%
Rhode Island             3            $805,000.00           0.2466%
South Carolina           4          $1,265,687.68           0.3878%
Tennessee                3            $840,190.55           0.2574%
Texas                   20          $5,149,781.32           1.5778%
Utah                     1            $318,513.44           0.0976%
Virginia                43         $12,614,759.49           3.8650%
Vermont                  1            $229,556.99           0.0703%
Washington              11          $3,163,003.16           0.9691%
                     -----        ---------------         ---------
Total                1,038        $326,388,415.06         100.0000%

h) The following table sets forth information, as of the Cut-off Date, with respect to the maturity dates of the Pool
     2 Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
      YEAR OF         # OF                  AS OF         AGGREGATE
     MATURITY        LOANS           CUT-OFF DATE           BALANCE
     --------        -----           ------------         ---------
         2018            8          $2,572,404.19           0.7881%
         2023            3            $867,325.19           0.2657%
         2025            1            $314,235.76           0.0963%
         2026            1            $216,948.90           0.0665%
         2027           81         $22,367,894.59           6.8532%
         2028          944        $300,049,606.43          91.9302%
                     -----        ---------------         ---------
        Total        1,038        $326,388,415.06         100.0000%

The weighted average scheduled remaining term to maturity of the Pool 2 Mortgage Loans calculated as of the Cut-off Date is 358 months.

i) The following table sets forth information, as of the Cut-off Date, with respect to the purpose of the Pool 2
     Mortgage Loans:

                                        AGGREGATE              % OF
                                         BALANCES           POOL BY
PURPOSE               # OF                  AS OF         AGGREGATE
OF LOAN              LOANS           CUT-OFF DATE           BALANCE
-------              -----           ------------         ---------
Purchase               389        $120,323,720.77          36.8652%
Rate Term/Refinance    540        $169,965,281.76          52.0745%
Cash-out Refinance     109         $36,099,412.53          11.0603%
                     -----        ---------------         ---------
Total                1,038        $326,388,415.06         100.0000%

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND
         EXHIBITS.

1.1 The Underwriting Agreement dated as of April 24, 1995 and the related Terms Agreement dated as of March 23, 1998 for the Series 1998-6 Certificates between GE Capital Mortgage Services, Inc. and PaineWebber Incorporated and the Underwriting Agreement dated as of September 19, 1997 and the related Terms Agreement dated as of March 23, 1998 for the Series 1998-6 Certificates between GE Capital Mortgage Services, Inc. and Greenwich Capital Markets.

4.1    The Pooling and Servicing Agreement for the Series 1998-6
       Certificates dated as of March 1, 1998 between GE Capital
       Mortgage Services, Inc., as seller and servicer, and State
       Street Bank and Trust Company, as trustee.

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          GE Capital Mortgage Services, Inc.



                          By:   /s/ Syed W. Ali
                             -----------------------------
                          Name: Syed W. Ali
                          Title: Vice President





Dated as of March 27, 1998

                            SIGNATURES





       Pursuant to the requirements of the Securities
       Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                          GE Capital Mortgage Services, Inc.



                          By:
                             -----------------------------
                          Name: Syed W. Ali
                          Title: Vice President





Dated as of March 27, 1998

                          EXHIBIT INDEX




The exhibits are being filed herewith:


----------------------------------------------------------------
 EXHIBIT NO.             DESCRIPTION                    PAGE
----------------------------------------------------------------

     1.1       The Underwriting Agreement
               dated as of April 24, 1995 and the
               related Terms Agreement dated as
               of March 23, 1998 between GE
               Capital Mortgage Services, Inc.
               and PaineWebber Incorporated
               and the Underwriting Agreement
               dated as of September 19, 1997
               and the related Terms Agreement
               dated as of March 23, 1998
               between GE Capital Mortgage
               Services, Inc. and Greenwich
               Capital Markets.

     4.1       The Pooling and Servicing
               Agreement for the Series 1998-6
               Certificates dated as of March 1,
               1998 between GE Capital
               Mortgage Services, Inc., as seller
               and servicer, and State Street
               Bank and Trust Company, as
               trustee.

----------------------------------------------------------------